SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-K/A NO. 2

                                 CURRENT REPORT

                             (DATED AUGUST 28, 1996,
                      ORIGINALLY FILED SEPTEMBER 12, 1996)

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                           GUARDIAN INTERNATIONAL INC.
                 (FORMERLY EVEREST SECURITY SYSTEMS CORPORATION,
  FORMERLY EVEREST FUNDING CORPORATION, FORMERLY BURNINGHAM ENTERPRISES, INC.)
  ----------------------------------------------------------------------------
             (Exact name of the registrant as specified in charter)


        NEVADA                                          58-1799634
--------------------------                    -------------------------------
 (State of Incorporation)                         (I.R.S. Employer ID No.)


             3880 NORTH 28TH TERRACE, HOLLYWOOD, FLORIDA 33020-1118
             ------------------------------------------------------
                    (Address of principal executive offices)
                        TELEPHONE NUMBER: (954) 926-1800


                     EVEREST SECURITY SYSTEMS CORPORATION,
               823 NW 57TH STREET, FORT LAUDERDALE, FLORIDA 33309
               --------------------------------------------------
             (Former name or address, if changed since last report)

     Item 7 of the registrant's Form 8-K filed on September 12,1996 and of the registrant's Form 8-K/A filed November 13,1996 is hereby amended in its entirety by the following:


Item 7.  Financial Statement and Exhibits

     (a) Financial Statements

                          GUARDIAN INTERNATIONAL, INC.

                  FINANCIAL STATEMENTS AS OF DECEMBER 31, 1994

                  TOGETHER WITH REPORT OF INDEPENDENT AUDITORS

                         REPORT OF INDEPENDENT AUDITORS

To the Stockholders of
  GUARDIAN INTERNATIONAL, INC:

We have audited the accompanying balance sheet of GUARDIAN INTERNATIONAL, INC. (a Florida S corporation) as of December 31, 1994, and the related statements of operations, changes in shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GUARDIAN INTERNATIONAL, INC. as of December 31, 1994 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

                      McKEAN, PAUL, CHRYCY, FLETCHER & CO.

March 14, 1995

                          GUARDIAN INTERNATIONAL, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1994

                                     ASSETS
CURRENT ASSETS:
     Cash                                                          $  14,011
     Accounts receivable-net of $5,000
       allowance for doubtful accounts                                81,447
     Other current assets                                             23,058      $118,516
                                                                   ---------

PROPERTY & EQUIPMENT:
     Station equipment                                               259,002
     Furniture and office equipment                                   29,854
     Leasehold improvements                                           84,277
                                                                   ---------
                                                                     373,133
     Accumulated depreciation and amortization                      (122,784)      250,349
                                                                   ---------

OTHER ASSETS:
     Customer accounts, net of $36,699 of amortization               513,120
     Organization cost, net                                           58,809
     Other                                                            38,764       610,693
                                                                   ---------      --------
                                                                                  $979,558
                                                                                  ========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable and accrued expenses                         $  105,584
     Acquisition contracts payable                                     80,510
     Unearned revenue                                                  12,862
     Current portion of debt                                           35,791     $234,747
                                                                   ----------

LONG-TERM DEBT:
     Equipment installment note payable                                87,672
     Note payable shareholder                                           5,867
     Note payable to financial institution                            194,173      287,712
                                                                   ----------

SHAREHOLDERS' EQUITY:
     Common stock, 1000 shares authorized $1 par value,
       100 shares issued and outstanding                                  100
     Additional paid-in-capital                                     1,064,030
     Retained deficit                                                (607,031)     457,099
                                                                   ----------     --------
                                                                                  $979,558
                                                                                  ========

The accompanying notes are an integral part of the financial statements.

                          GUARDIAN INTERNATIONAL, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

REVENUES:
     Monitoring                             $ 372,627
     Installation                             221,852
     Other                                      1,939     $  596,418
                                            ---------

OPERATING EXPENSES:
     Monitoring - primarily salaries          155,872
     Installation                             200,683
     Amortization of customer contracts        36,699
     Depreciation and amortization            106,530
     General and administrative               447,438        947,222
                                            ---------    -----------

            Operating loss                                  (350,804)

INTEREST EXPENSE                                              23,537
                                                         -----------

            Net loss                                     $ (374,341)
                                                         ===========

The accompanying notes are an integral part of the financial statements.



                          GUARDIAN INTERNATIONAL, INC.
                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1994

                                                   ADDITIONAL
                                      COMMON        PAID-IN        RETAINED
                                      STOCK         CAPITAL         DEFICIT           TOTAL
                                      TOTAL       -----------     -----------       ----------
                                    ---------

Balance, December 31, 1993          $     100     $      --       $  (232,690)     $ (232,590)

     Net loss                            --              --          (374,341)       (374,341)

     Capital contributions               --         1,064,030            --         1,064,030
                                   ----------     -----------     -----------       ---------

Balance, December 31, 1994          $     100     $ 1,064,030     $  (607,031)      $ 457,099
                                    =========     ===========     ===========       =========

The accompanying notes are an integral part of the financial statements.

                          GUARDIAN INTERNATIONAL, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

CASH FLOWS FROM OPERATING ACTIVITIES:

     Net loss                                            ($  374,341)
     Adjustment to reconcile net loss to net
       cash used in operating activities:
           Depreciation and amortization of property          88,887
           Amortization-customer accounts                     36,699
           Amortization-organization expense                  17,642
           Provision for doubtful accounts                     5,000

     Changes in assets and liabilities:
           Accounts receivable                               (67,550)
           Other current assets                              (23,058)
           Accounts payable and accrued expenses              56,219
           Acquisition contracts payable                      80,510
           Unearned revenue                                   11,662
                                                         -----------
             Net cash used in operating activities          (168,330)
                                                         -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of fixed assets                                (14,784)
     Acquisition of customer accounts                       (540,211)
     Other assets                                            (25,447)
                                                         -----------

           Net cash used in investing activities            (580,442)
                                                         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Payments of long-term debt                             (119,338)
     Proceeds from line-of-credit                            194,173
     Decrease in shareholders' loans                        (376,082)
     Cash contributions and conversion of
       shareholders' loans to capital                      1,064,030

           Net cash provided by financing activities         762,783
                                                         -----------

           Net change in cash                                 14,011
                                                         -----------
CASH, BEGINNING OF PERIOD                                       --
                                                         -----------

CASH, END OF PERIOD                                      $    14,011
                                                         ===========

The accompanying notes are an integral part of the financial statements.

                          GUARDIAN INTERNATIONAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 1994

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

   A. OPERATIONS

      Guardian International, Inc. ("The Company") operates a central monitoring alarm station which services customer accounts and those accounts owned by security system dealers.

   B. INCOME TAXES

      The Company, with the consent of its stockholders, has elected to be treated as an S Corporation under the provisions of the Internal Revenue Code. Under these provisions, the income or loss of the corporation is included in the income tax returns of the individual stockholders. Accordingly, no income tax provision or benefit has been reflected in the accompanying financial statements.

   C. PROPERTY AND EQUIPMENT

      Property and Equipment are stated at cost. Depreciation is computed using accelerated methods over the estimated useful lives of the assets.

   D. CUSTOMER ACCOUNTS

      Customer Accounts purchased from alarm dealers are reflected at cost. The purchase price of the contract is amortized on a straight line basis over the shorter of the term of the contract (usually five years) or life of the customer account.

   E. REVENUES

      Revenues from monitoring alarm services are recognized when service is rendered. Amounts paid in advance are deferred and recognized as revenue in the period service occurs. Revenues from installation of alarm systems are recognized in the period installed.

2. ACQUISITION OF CUSTOMER ACCOUNTS

      During the year ended December 31, 1994, the Company purchased $540,211 of customer accounts from various independent alarm dealers. At December 31, 1994, the Company owed $80,510 in connection with of these acquisitions which is included in the balance sheet as "Acquisition contracts payable".

3. LINE OF CREDIT

      In November 1994, the Company entered into a $7 million credit agreement with a financial institution for the purpose of borrowing funds to purchase customer accounts. Borrowings under the agreement bear interest at 4% above prime plus a funding fee of 1% of any amounts borrowed. The loan is collateralized by the Company's assets and matures on November 30, 1999. The principal shareholders of the Company have personally guaranteed $700,000 of the loan and pledged their stock as collateral. The agreement contains certain conditions including, but not limited to, restrictions related to indebtedness, net worth and distribution payments to shareholders.

      In connection with the loan agreement, the Company has agreed to pay the lender a "Capital Appreciation Payment", if a market event occurs (i.e. merger or consolidation, sale or disposition of the Company or 20% of the number of outstanding common shares, etc.). The payment is determined based on a percentage (approximately 25%) of the fair value of the Company's common stock and after deducting $1 million plus any capital contributions by the principal shareholders for the purchase of additional shares of common stock.

4. RELATING PARTY TRANSACTIONS

   A. LEASED FACILITIES

      The Company rents on a month to month basis its monitoring facilities from an affiliate which is owned by the principal shareholders of the Company. The informal agreement required lease payments of approximately $50,000 during 1994. Lease payments for the facilities in 1995 are estimated to be $35,000.

   B. CONSULTING AGREEMENT

      In May 1994, the Company entered into an agreement with a consultant to provide advisory services at a fee of $400 per week (subject to increases by the Board of Directors) through April 15, 1995 at which time agreement is to be renegotiated. In addition, the Consultant shall be entitled to receive up to 10% of the amount of common stock then outstanding for securing new customer accounts (as defined) or in the event the Company has a public offering; sells its assets or merges with other entity.

                          GUARDIAN INTERNATIONAL, INC.
              FINANCIAL STATEMENTS AS OF DECEMBER 31, 1995 AND 1994
                  TOGETHER WITH REPORT OF INDEPENDENT AUDITORS

REPORT OF INDEPENDENT AUDITORS

To the Stockholders of
  GUARDIAN INTERNATIONAL, INC.

We have audited the accompanying balance sheets of GUARDIAN INTERNATIONAL, INC. ( a Florida S corporation) as of December 31, 1995 and 1994, and the related statements of operations, changes in shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GUARDIAN INTERNATIONAL, INC. as of December 31, 1995 and 1994 and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

                      McKEAN, PAUL, CHRYCY, FLETCHER & CO.

February 26, 1996

                          GUARDIAN INTERNATIONAL, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 1995 AND 1994

                                                             1995              1994
                                                          -----------      -----------
                                ASSETS
CURRENT ASSETS:
     Cash                                                 $    14,263      $    14,011
     Accounts receivable, net of $15,000 and $5,000
        allowance for doubtful accounts, respectively         146,285           81,447
     Other current assets                                       7,943           23,058
                                                          -----------      -----------
          Total current assets                                168,491          118,516
                                                          -----------      -----------

PROPERTY & EQUIPMENT:
     Station equipment                                        287,055          259,002
     Furniture and office equipment                            31,859           29,854
     Leasehold improvements                                   103,217           84,277
                                                          -----------      -----------
                                                              422,131          373,133
    Accumulated depreciation and amortization                (212,184)        (122,784)
                                                          -----------      -----------
                                                              209,947          250,349
                                                          -----------      -----------
OTHER ASSETS:
    Customer accounts, net of $124,482 and $36,699
       of amortization, respectively                        2,075,671          513,120
    Organization cost, net                                     41,165           58,809
    Other                                                     138,492           38,764
                                                          -----------      -----------
                                                            2,255,328          610,693
                                                          -----------      -----------
           Total Assets                                   $ 2,633,766      $   979,558
                                                          ===========      ===========

                 LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable and accrued expense                  $    82,583      $   105,584
    Acquisition contracts payable                             102,484           80,510
    Unearned revenue                                           60,880           12,862
    Current portion of debt                                    44,947           35,791
                                                          -----------      -----------
                                                              290,894          234,747
                                                          -----------      -----------
LONG TERM DEBT:
    Equipment installment notes payable                        61,970           87,672
    Notes and loans payable to shareholders                   198,887            5,867
    Note payable to financial institution                   1,895,299          194,173
                                                          -----------      -----------
                                                            2,156,156          287,712
                                                          -----------      -----------
SHAREHOLDERS' EQUITY:
     Common stock, 1,000 shares authorized, $1 par
         value, 100 shares issued and outstanding                 100              100
     Additional paid-in capital                             1,064,030        1,064,030
     Retained deficit                                        (877,414)        (607,031)
                                                          -----------      -----------
                                                              186,716          457,099
                                                          -----------      -----------
           Total Liabilities and Shareholders' Equity     $ 2,633,766      $   979,558
                                                          ===========      ===========

The accompanying notes to financial statements are an integral part of these statements.

                          GUARDIAN INTERNATIONAL, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                            1995             1994
                                                         -----------      ---------
REVENUES:
    Monitoring                                           $   953,034      $ 372,627
    Installation                                             131,229        221,852
    Other                                                     10,285          1,939
                                                         -----------      ---------
                                                           1,094,548        596,418
                                                         -----------      ---------
OPERATING EXPENSES:
    Monitoring - salaries                                    215,711        155,872
    Installations                                            141,121        200,683
    General and administrative                               660,969        447,438
                                                         -----------      ---------
                                                           1,017,801        803,993
                                                         -----------      ---------

    Operating income (loss) before interest expense,
       amortization and depreciation                          76,747       (207,575)


INTEREST EXPENSE, AMORTIZATION
  AND DEPRECIATION:
     Interest expense                                        146,331         23,537
     Amortization of customer contracts                       87,783         36,699
     Depreciation and amortization                           113,016        106,530
                                                         -----------      ---------
                                                             347,130        166,766
                                                         -----------      ---------
     Net loss                                            $  (270,383)     $(374,341)
                                                         ===========      =========

The accompanying notes to financial statements are an integral part of these statements.


                          GUARDIAN INTERNATIONAL, INC.
                  STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                               ADDITIONAL
                                  COMMON        PAID-IN        RETAINED
                                  STOCK         CAPITAL         DEFICIT           TOTAL
                                ---------     -----------     -----------      -----------
Balance,  December 31, 1993     $     100     $      --       $  (232,690)     $  (232,590)

     Net loss                        --              --          (374,341)        (374,341)

     Capital contributions           --         1,064,030            --          1,064,030
                                ---------     -----------     -----------      -----------

Balance, December 31, 1994            100       1,064,030        (607,031)         457,099

      Net loss                       --              --          (270,383)        (270,383)
                                ---------     -----------     -----------      -----------

Balance, December 31, 1995      $     100     $ 1,064,030     $  (877,414)     $   186,716
                                =========     ===========     ===========      ===========

The accompanying notes to financial statements are an integral part of these statements.


                          GUARDIAN INTERNATIONAL, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                               1995           1994
                                                                           -----------    -----------
CASH FLOW FROM OPERATING ACTIVITIES:
    Net loss                                                               $  (270,383)   $  (374,341)
     Adjustments to reconcile net loss to net cash
       used in operating activities:
            Depreciation and amortization                                       95,372         88,887
            Amortization of customer accounts                                   87,783         36,699
            Amortization of organization expenses                               17,644         17,642
            Provision for doubtful accounts                                     23,815          5,000

      Changes in assets and liabilities:
            Accounts receivable                                                (88,653)       (67,550)
            Other  assets                                                      (90,585)       (23,058)
            Accounts payable and accrued liabilities                           (23,001)        56,219
            Acquisition contracts payable                                       21,974         80,510
            Unearned revenue                                                    48,018         11,662
                                                                           -----------    -----------

             Net cash used in operating activities                            (178,016)      (168,330)
                                                                           -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of fixed assets                                                   (34,636)       (14,784)
    Acquisition of customer accounts                                        (1,650,334)      (540,211)

    Other assets                                                                  --          (25,447)
                                                                           -----------    -----------

            Net cash used in investing activities                           (1,684,970)      (580,442)
                                                                           -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Payments of debt                                                         (356,945)      (119,338)
     Proceeds from financial institutions                                    2,001,539        194,173
     Increase (decrease) in shareholders' loan                                 218,644       (376,082)
     Cash contributions and conversion of shareholders' loans to capital          --        1,064,030
                                                                           -----------    -----------

           Net cash provided by financing activities                         1,863,238        762,783
                                                                           -----------    -----------

           Net change in cash                                                      252         14,011

CASH, BEGINNING OF PERIOD                                                       14,011           --
                                                                           -----------    -----------

CASH, END OF PERIOD                                                        $    14,263    $    14,011
                                                                           ===========    ===========
NON CASH INVESTING ACTIVITY:
   Financed acquisition of property                                        $    14,362           --
                                                                           -----------    -----------
SUPPLEMENTAL DISCLOSURES:
   Interest paid                                                           $   128,281    $    23,283
                                                                           -----------    -----------

The accompanying notes to financial statements are an integral part of these statements.

                          GUARDIAN INTERNATIONAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                           DECEMBER 31, 1995 AND 1994

1. SUMMARY OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

   A. OPERATIONS

      GUARDIAN INTERNATIONAL, INC. ("The Company") operates a central monitoring alarm station and installs alarm systems for residential and commercial customers in Florida .

   B. INCOME TAXES

      The Company, with the consent of its stockholders, has elected to be treated as an S Corporation under the provisions of the Internal Revenue Code. Under these provisions, the income or loss of the corporation is included in the income tax returns of the individual stockholders. Accordingly, no income tax provision or benefit has been reflected in the accompanying financial statements.

   C. PROPERTY AND EQUIPMENT

      Property and equipment are carried at cost. Depreciation is computed using accelerated methods over the estimated useful lives of the assets as follows:

                                                      LIFE
                                                      ----
      Equipment                                     5-7 years
      Leasehold Improvements                      31 1/2 years

   D. CUSTOMER ACCOUNTS

      Customer accounts purchased from alarm dealers are reflected at cost. Effective January 1, 1995, the Company extended the estimated life of purchased customer accounts and the applicable straight-line amortization period from 5 to 10 years. The change in the estimated useful lives was made to more accurately reflect current industry practice. The effect of the change was to decrease the net loss by approximately $168,000 for the year ended December 31, 1995. It is the Company's policy to periodically evaluate acquired customer account attrition and, when necessary, adjust the remaining useful lives.

   E. REVENUES

      Revenues from monitoring alarm services are recognized when service is rendered. Amounts paid in advance are deferred and recognized as revenue in the period service occurs. Revenues from installation of alarm systems are recognized in the period installed.

   F. CONCENTRATION OF CREDIT RISK

      Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of trade receivables from large number of residential and commercial customers.

2. ACQUISITION OF CUSTOMER ACCOUNTS

      During the years ended December 31, 1995 and 1994, the Company purchased $1,650,334 and $540,211 respectively of customer accounts from various independent alarm dealers which are reflected as customer accounts in the balance sheet. At December 31, 1995 and 1994, the Company owed $102,484 and $80,510, respectively in connection with these acquisitions which is included in the balance sheet as "Acquisition Contracts Payable".

      On January 4, 1996 (subsequent to year end) the Company purchased certain assets consisting primarily of customer accounts and equipment from an alarm dealer for approximately $1.8 million. The purchase was financed with borrowings under the existing line of credit with a financial institution (see Note 3). As of December 31, 1995, the Company had made a $100,000 deposit which is included in "Other Assets" in the balance sheet.

3. NOTES PAYABLE

   (a) Financial Institution

      In November 1994, the Company entered into a $7 million line of credit with a financial institution for the purpose of borrowing funds to acquire customer alarm accounts. Borrowings ($1,895,299 at December 31, 1995) under the agreement bear interest at 3% above prime. The loan is collateralized by the Company's assets and matures on November 30, 1999. The principal shareholders of the Company have personally guaranteed $700,000 of the loan and pledged their stock as collateral. The agreement contains certain conditions including, but not limited to, restrictions related to indebtedness, net worth and distribution payments to shareholders. At December 31, 1995, the Company did not comply with certain conditions of the agreement for which a waiver was obtained from the lender.

      In connection with the loan, the Company has agreed to pay the lender a "Capital Appreciation Payment" if a market event occurs (i.e. merger or consolidation, sale or disposition of the Company or 20% or more of the number of its outstanding common shares, etc.). The payment is based on a percentage (approximately 25%) of the fair value of the Company's common stock after deducting $1 million plus any capital contributions by the principal shareholders for the purchase of additional shares of common stock.

   (b) Loans Payable to Principal Shareholders

      As of December 31, 1995 the principal shareholders have loaned the Company $194,644. The loans bear interest at 7% and have no fixed maturity date. The shareholders have indicated that these loans will not be due within a year and therefore are classified as long-term debt in the balance sheet.

4. RELATED PARTY TRANSACTIONS

   LEASED FACILITIES

      The Company rents on a month to month basis its monitoring facilities from an affiliate which is owned by the principal shareholders of the Company. The informal agreement required lease payments of approximately $32,000 and $50,000 during 1995 and 1994, respectively. Lease payments for the facilities in 1996 are estimated to be $35,000.

                          GUARDIAN INTERNATIONAL, INC.
         UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited proforma condensed consolidated financial statements give effect to the acquisition by Guardian International, Inc. ("Guardian") of Everest Security Systems Corporation ("Everest"), pursuant to the Acquisition Agreement between the parties, and are based on the estimates and assumptions set forth therein. This is proforma information has been prepared utilizing the historical financial statements and notes thereto, which are included. The proforma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the dates indicated or of the results which may be obtained in the future.

The proforma financial information is based on the purchase method of accounting as a reverse acquisition with Guardian being deemed the acquired. The proforma entries are described in the accompanying notes to the unaudited proforma condensed consolidated financial statements. The proforma unaudited condensed consolidated statements of operations assumes the acquisition took place on the first day of the period presented.

                          GUARDIAN INTERNATIONAL, INC.
         UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 1996

Unaudited Proforma Condensed Consolidated Financial Statements

The following represents the unaudited proforma condensed consolidated statements of operations for the eight months ended August 31, 1996, assuming the transaction was consummated as of January 1, 1996.


                    HISTORICAL
                    GUARDIAN            HISTORICAL
                    INTERNATIONAL,      EVEREST SECURITY
                    INC. FOR THE        SYSTEMS, INC.
                    EIGHT MONTHS        FOR THE EIGHT
                    ENDED AUGUST        MONTHS ENDED         PROFORMA             PROFORMA
                    31, 1996            AUGUST 31, 1996      ENTRIES              COMBINED
                    --------------      ---------------      -----------          ---------
Revenue             $1,965,273          $   870,717          (1)$( 2,986)        $2,833,004

Operating           $1,729,136          $ 1,218,729          (2) (17,536)        $2,985,952
Expenses                                                     (3) (29,631)
                                                             (4)  55,394
                                                             (5)  14,491
Income (Loss)                                                                      (152,948)
before Interest       236,137              (348,012)

Interest              351,767                    --                                 351,767

Net Loss            $ 115,630           $   348,012                              $ (396,200)

Net Loss Per                                                                     $      0.7
Share

Weighted                                                                          5,383,693
Average
Number of
Shares
Outstanding

-----------
(1)  To eliminate activity which would have been intercompany activity.
(2) To switch Everest amortization of customer contracts to Guardian's amortization method.
(3)  To eliminate amortization of goodwill on Everest's books.
(4)  To recognize amortization of goodwill created in transaction.
(5) To recognize amortization of capitalized interest related to issuance of shares to financial institution.
(6) To recognize income tax credit which would have resulted if the Company had been a C corporation and able to utilize its operating losses.

                          GUARDIAN INTERNATIONAL, INC.
         UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 1995

Unaudited Proforma Condensed Consolidated Financial Statements

The following represents the unaudited proforma condensed consolidated statements of operations for the eight months ended August 31, 1995, assuming the transaction was consummated as of January 1, 1995.

                         HISTORICAL
                         GUARDIAN                HISTORICAL
                         INTERNATIONAL,          EVEREST SECURITY
                         INC. FOR THE            SYSTEMS, INC.
                         EIGHT MONTHS            FOR THE EIGHT
                         ENDED AUGUST            MONTHS ENDED             PROFORMA               PROFORMA
                         31, 1995                AUGUST 31, 1995           ENTRIES               COMBINED
                         -----------------       ---------------         -----------            ----------

Revenue                   $   694,016            $   813,521                                    $1,507,537

Operating                     801,857              1,024,769             (1) (29,631)            1,885,235
Expenses                                                                 (2)  55,394
                                                                         (3)  14,491

Loss Before                  (107,841)              (211,248)                                     (377,698)
Interest

Interest                       68,781                    --                                         68,781

Loss before                  (176,622)              (211,248)                                     (446,479)
benefit of taxes

Benefit of taxes                                                          (4)137,199               137,199

Net Loss                  $   176,622            $   211,248                                     $ 309,280

Net Loss Per                                                                                     $    0.08
Share

Weighted                                                                                         3,884,740
Average
Number of
Shares
Outstanding

--------------
(1)  To eliminate amortization of goodwill on Everest's books
(2) To recognize amortization of capitalized interest related to insurance of shares of financial institution.
(3) To recognize amortization of capitalized interest related to insurance of shares to financial institution.
(4) To recognize income tax credit which would have resulted if the Company had been a C corporation and able to utilize its operating losses.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GUARDIAN INTERNATIONAL, INC.



                                   Date:  April 22, 1997
                                   By:  /s/ ROBERT K. NORRIS
                                      -----------------------------------
                                      Robert K. Norris
                                      Chief Financial Officer and Senior
                                        Executive Vice President